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                                                                 Exhibit 24.2

CONSENT OF INDEPENDENT AUDITOR




We hereby consent to the inclusion in this Annual Report on Form 10-KSB of Stratabase for the year ended December 31, 2002 and to the incorporation by reference in Registration Statement Numbers 333-54482 and 333-82578 on Forms S-8 of our report dated February 26, 2003.




Portland, Oregon                                   /s/  Moss Adams LLP
March 31, 2003                                     -----------------------
                                                   Certified Public Accountants